251438

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARTIN §

That **GATOREX HOLDINGS, LLC**, a Texas limited liability company, whose mailing address is 1320 Clover Lane, Fort Worth, Texas 76107 ("***Assignor***"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, paid to Assignor by SEE EXHIBIT "B" ATTACHED HERETO, whose mailing address is ______________________ ("***Assignee***"), the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, SOLD, ASSIGNED, TRANSFERRED and CONVEYED, and by these presents does hereby GRANT, SELL, ASSIGN, TRANSFER and CONVEY unto Assignee all of Assignor's interest in and to the overriding royalty interests specified in those agreements and lands set forth on Exhibit A (the "***Overriding Royalty Interests***") effective as of 12:01 a.m. on April 1, 2025 (the "***Effective Time***").

To the extent such Overriding Royalty Interests are subject to any unitization agreement or pooling order, together with all interest in any units in which such Overriding Royalty Interests are included. It being understood and agreed that said Assignor shall have, receive and enjoy the herein granted undivided interest in and to all bonuses, rents, royalties and other benefits which may accrue thereunder any time prior and up to the effective date herein.

TO HAVE AND TO HOLD the Overriding Royalty Interests unto Assignee, its successors and assigns, forever. Assignor hereby agrees to warrant and defend the title to the Overriding Royalty Interests hereby assigned unto Assignee against the claims of any party arising by, through, or under Assignor, but not otherwise **("Special Warranty").** Additionally, to the extent transferable, Assignor hereby assigns to Assignee, its successors and assigns, full power and right of substitution and subrogation in and to all covenants and warranties (including warranties of title) by owners in Assignor's chain of title, vendors, or others, given or made with respect to the Overriding Royalty Interests or any part thereof prior to the Effective Time.

EXCEPT FOR THE SPECIAL WARRANTY, THE OVERRIDING ROYALTY INTERESTS IS HEREBY CONVEYED AND TRANSFERRED WITHOUT ANY REPRESENTATION, WARRANTY, OR COVENANT OF TITLE OF ANY KIND OR NATURE, EITHER EXPRESS, IMPLIED, OR STATUTORY. EXCEPT FOR THE SPECIAL WARRANTY AND EXCEPT FOR THE EXPRESS REPRESENTATIONS AND

WARRANTIES CONTAINED IN THIS ASSIGNMENT, ASSIGNOR MAKES NO OTHER REPRESENTATION, COVENANT, OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, RELATING TO THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA OR RECORDS DELIVERED TO ASSIGNEE WITH RESPECT TO THE OVERRIDING ROYALTY INTERESTS, OR CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, ATTRIBUTABLE TO THE OVERRIDING ROYALTY INTERESTS, OR THE ABILITY OF THE OVERRIDING ROYALTY INTERESTS TO PRODUCE HYDROCARBONS, OR THE PRODUCT PRICES WHICH ASSIGNEE IS OR WILL BE ENTITLED TO RECEIVE FROM THE SALE OF ANY SUCH HYDROCARBONS, AND THE OVERRIDING ROYALTY INTERESTS IS HEREBY ASSIGNED TO ASSIGNEE, AND ACCEPTED BY ASSIGNEE, IN ITS *"AS IS, WHERE IS"* CONDITION.

The Overriding Royalty Interests cover and include all royalties due or to be paid under the terms of any oil and gas lease burdened by such Overriding Royalty Interests.

Assignor does hereby expressly authorize and direct the purchaser of the oil and/or gas attributable to the Overriding Royalty Interests to pay the Assignee, its heirs, successors and/or assigns, all of the proceeds that may accrue from the interest herein conveyed without further authorization from the Assignor and without the Assignor executing a transfer order or other similar instrument before payments are made to Assignee.

Assignor agrees and covenants to execute such further assurances as may be necessary or requisite for the full and complete enjoyment of all of the rights herein granted.

This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If any provision of this Assignment is held by a court of law to be illegal, invalid or unenforceable, that provision shall be deemed amended to achieve as near as possible the same effect as the original provision, and the legality, validity and enforceability of the remaining provisions of this Assignment shall not be affected or impaired thereby. This Assignment shall be governed by the laws of the State of Texas, excluding its conflicts and choice of law provisions.

[Signature Page to Follow]

EXECUTED as of the date of the acknowledgment set forth below, however, this instrument is effective as to runs of oil, deliveries of gas, and for all other purposes, as of April 1, 2025.

ASSIGNOR:

GATOREX HOLDINGS, LLC

By: [signature]
Perry Porterfield

Its: Manager

ACKNOWLEDGMENT

STATE OF TEXAS §
§
COUNTY OF TARRANT §

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 14th day of February, 2025, personally appeared Perry Porterfield, known to me to be the identical person who executed the within and foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth, and in his capacity therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

NOTARY PUBLIC STATE OF TEXAS
ASHLEY STENNIS ROBINSON
My Notary ID # 126306692
Expires July 24, 2028

[signature]
Notary Public, State of Texas

EXHIBIT "A"

Attached to and made a part of that certain Assignment of Overriding Royalty Interests dated effective April 1, 2025 from GATOREX HOLDINGS, LLC, as Assignor

Tract 1: 245.924 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 1 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 2: 157.229 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 2 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 3: 157.284 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 3 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 4: 157.339 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 4 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 5: 246.071 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 5 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 6: 157.229 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 6 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 7: 157.284 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 7 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 8: 157.339 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 8 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 9: 157.395 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 9 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 10: 157.395 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 10 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 11: 157.284 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 11 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

Tract 12: 157.395 acres of land, more or less, out of League 247, Hartley County School Land Survey, Martin County, Texas, being described more fully by metes and bounds as Tract 12 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

The above Tracts 1-12 consist of **2,065.168** acres, more or less, all situated in League 247 and pertain to that certain Oil, Gas and Mineral Lease from Margaret Edith Hyatt, et al, as Lessors to Tamarack Petroleum Company, Inc., as Lessee, dated March 27, 1970, recorded in Volume 126, Page 215 of the Deed Records of Martin County, Texas, as amended by instrument dated April 7, 1970, recorded in Volume 126, Page 218 of the Deed Records of Martin County, Texas.

Tract 13: 160.00 acres of land, more or less, out of League 246, Wheeler County School Land Survey, Martin County, Texas, being described as the northernmost 160.00 acres, more or less out of that 492.810 acre tract more fully described by metes and bounds as Tract 14 in that certain Mineral Deed and Assignment of Leasehold Interests from Dorado Petroleum, LLC to Gatorex Holdings, LLC dated March 2, 2018 and recorded at Official Public Record Volume 602, Page 704, Martin County, Texas.

The above Tract 13 consists of 160.00 acres, more or less, situated in League 246 and pertains to that certain Oil, Gas and Mineral Lease from Margaret Edith Hyatt, et al, as Lessors to John S. Bullard, as Lessee, dated March 29, 1971, recorded in Volume 136, Page 116 of the Deed Records of Martin County, Texas, as amended by instrument dated April 20, 1971, recorded in Volume 136, Page 306 of the Deed Records of Martin County, Texas.

Tracts 1-13 consist of **2,225.168** acres, more or less, in Leagues 247 & 246, Hartley and Wheeler County School Land Surveys, Martin County, Texas.

END OF EXHIBIT "A"

Exhibit "B"

Mentor Capital, Inc., a Delaware corporation
5964 Campus Court
Plano, TX 75093

Return to:

EnergyNet Services, LLC

7201 I-40 West, Suite 319

Amarillo, Texas 79106

STATE OF TEXAS-COUNTY OF MARTIN

I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly recorded in the Volume and Page of the OFFICIAL PUBLIC RECORDS of Martin County, Texas, as stamped hereon by me

INSTRUMENT NO. 251438

FILED & RECORDED April 9, 2025 @ 2:52 AM/PM

OFFICIAL PUBLIC RECORD VOL 1045 PAGE 412

LINDA GONZALES,

COUNTY CLERK, MARTIN COUNTY, TEXAS

BY Oralia Ybarra DEPUTY

COUNTY COURT OF MARTIN COUNTY, TEXAS